SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	April 16, 2003

(Date of earliest event reported)

CYBERSOURCE CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	000-26477	77-0472961
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1295 Charleston Road, Mountain View, California             94043

                (Address of principal executive offices)                     (Zip Code)

Registrant’s telephone number, including area code:	(650) 965-6000

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(C)	Exhibits

99.1	Press Release issued by CyberSource Corporation dated April 16, 2003.

ITEM 9.    REGULATION FD DISCLOSURE

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On April 16, 2003, CyberSource Corporation issued a press release announcing its first quarter earnings results. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBERSOURCE CORPORATION

Date: April 16, 2003	By:	/s/ STEVEN D. PELLIZZER
Steven D. Pellizzer Chief Financial Officer and Vice President of Finance